UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2022

DPCM CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39638	85-0525645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

382 NE 191 Street, #24148 Miami, FL 33179
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 857-5086

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Warrant	XPOA.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	XPOA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	XPOA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Transaction Agreement

On February 7, 2022, DPCM Capital, Inc., a Delaware corporation (“SPAC”), D-Wave Quantum Inc., a Delaware corporation and a direct, wholly-owned subsidiary of SPAC (“NewCo”), DWSI Holdings Inc., a Delaware corporation and a direct, wholly-owned subsidiary of NewCo (“Merger Sub”), DWSI Canada Holdings ULC, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of NewCo (“CallCo”), D-Wave Quantum Technologies Inc., a British Columbia corporation and a direct, wholly-owned subsidiary of CallCo (“ExchangeCo” and together with SPAC, NewCo, Merger Sub and CallCo, the “SPAC Parties”), and D-Wave Systems Inc., a British Columbia company (the “Company”), entered into a transaction agreement (the “Transaction Agreement”) relating to a business combination between SPAC and the Company (the “Proposed Transaction”). The following description of the Transaction Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, a copy of which is included as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Transaction Agreement.

Structure of the Transaction

The transaction is structured as follows:

(a)

On the Closing Date, Merger Sub will merge with and into SPAC (the “Merger”), with SPAC continuing as the surviving company after the Merger (the “Surviving Company”), as a result of which SPAC will become a direct, wholly owned subsidiary of NewCo, with the stockholders of SPAC receiving Newco Common Shares in the Merger;

(b)

Immediately following the Merger, by means of a statutory plan of arrangement under the Business Corporations Act (British Columbia) (the “Plan of Arrangement”), (i) CallCo will acquire a portion of the issued and outstanding Company Shares from certain holders in exchange for NewCo Common Shares (the “NewCo Share Exchange”), (ii) CallCo will contribute such Company Shares to ExchangeCo in exchange for ExchangeCo Common Shares, (iii) following the NewCo Share Exchange, ExchangeCo will acquire the remaining issued and outstanding Company Shares from the remaining holders of Company Shares in exchange for Exchangeable Shares and (iv) as a result of the foregoing, the Company will become a wholly-owned subsidiary of ExchangeCo. The holders of the Exchangeable Shares will have certain rights as specified in the Exchangeable Share Term Sheet, including the right to exchange Exchangeable Shares for NewCo Common Shares;

(c)

Concurrently with the execution of the Transaction Agreement, CDPM Sponsor Group, LLC, a Delaware limited liability company (the “Sponsor”), SPAC, NewCo and the Company entered into a Sponsor Support Agreement, pursuant to which, among other things, the Sponsor agreed to (i) vote in favor of the Transaction Agreement and the Transactions, (ii) a certain number of NewCo Common shares becoming subject to certain vesting conditions immediately prior to, and contingent upon, the Closing, (iii) reimburse or otherwise compensate SPAC for any SPAC Expenses in excess of Permitted SPAC Expenses and (iv) the forfeiture of certain SPAC Class B Shares, as summarized in the ‘Ancillary Documents’ section hereof;

(d)

Concurrently with the execution of the Transaction Agreement, each of the Supporting Company Shareholders entered into a Transaction Support Agreement with SPAC and the Company, pursuant to which each such Supporting Company Shareholder agreed to, among other things, support and vote in favor of the Company Arrangement Resolution, as summarized in the ‘Ancillary Documents’ section hereof;

(e)

Concurrently with the execution of the Transaction Agreement, certain investors (collectively, the “PIPE Investors”) entered into a subscription agreement (the “PIPE Subscription Agreement”), pursuant to which, among other things, each PIPE Investor subscribed to and agreed to purchase on the Closing Date, and NewCo agreed to issue and sell to each such PIPE Investor on the Closing Date, the number of NewCo Common Shares equal to the purchase price set forth therein, divided by $10.00 and multiplied the Exchange Ratio, in each case, on the terms and subject to the conditions set forth therein (the “Initial PIPE Financing”), as summarized in the ‘Ancillary Documents’ section hereof; and

(f)

At the Closing, NewCo, Sponsor, the other holders of SPAC Class B Shares and each Company Shareholder party thereto will, pursuant to the Plan of Arrangement, become parties to a registration rights and lock-up agreement (the “Registration Rights and Lock-Up Agreement”), pursuant to which, among other things, each of Sponsor, the other holders of SPAC Class B Shares and the Company Shareholders (a) will agree not to effect any sale or distribution of certain Equity Securities of NewCo held by any of them during the lock-up period described therein and (b) will be granted certain registration rights with respect to their respective NewCo Common Shares, in each case, on the terms and subject to the conditions set forth therein, as summarized in the ‘Ancillary Documents’ section hereof.

Closing of the Transactions

The closing of the Transactions (the “Closing”) will take place electronically by exchange of the closing deliverables as promptly as reasonably practicable, but in no event later than the third (3rd) Business Day, following the satisfaction (or, to the extent permitted by applicable Law, waiver) of the conditions set forth in Article VIII of the Transaction Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to satisfaction or waiver of such conditions) (the “Closing Date”) or at such other place, date and/or time as SPAC and the Company may agree in writing.

Merger

At the Effective Time, by virtue of the Merger and without any further action on the part of the parties or any other Person, the following will occur:

(a)

To the extent any SPAC Units remain outstanding and unseparated, immediately prior to the Effective Time, the SPAC Common Shares and the SPAC Warrants comprising each such issued and outstanding SPAC Unit immediately prior to the Effective Time will be automatically separated and the holder of each SPAC Unit will be deemed to hold one (1) SPAC Common Share and one-third of one (1/3) SPAC Warrant. The SPAC Common Shares and SPAC Warrants held following the Unit Separation will be converted in accordance with the Transaction Agreement;

(b)

At the Effective Time, each issued and outstanding SPAC Class A Common Share (other than any Excluded Shares and after giving effect to the SPAC Stockholder Redemption) will be automatically converted into and exchanged for the right to receive from the depositary, for each SPAC Class A Common Share, a number of NewCo Common Shares equal to the lower of: (A) 1.4541326; and (B) (1) (x) the Post-Redemption SPAC Share Number, plus (y) 5,000,000 divided by (2) the Post-Redemption SPAC Share Number (the lower of (A) and (B), the “Exchange Ratio”), following which, each SPAC Class A Common Share will no longer be outstanding and will automatically be canceled and will cease to exist by virtue of the Merger and each former holder of SPAC Class A Common Shares will thereafter cease to have any rights with respect to the SPAC Class A Common Shares;

(c)

At the Effective Time, each issued and outstanding SPAC Class B Common Share (other than any Excluded Shares) will be automatically converted into and exchanged for the right to receive from the depositary, one NewCo Common Share, following which, each SPAC Class B Common Share will no longer be outstanding and will automatically be canceled and will cease to exist by virtue of the Merger and each former holder of SPAC Class B Common Shares will thereafter cease to have any rights with respect to the SPAC Class B Common Shares, except as provided in the Transaction Agreement or by applicable Law;

(d)

Pursuant to the terms of the Warrant Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of any holder of a SPAC Warrant, each SPAC Warrant that is issued and outstanding immediately prior to the Effective Time will be automatically and irrevocably converted into one (1) NewCo Warrant on the same terms as were in effect immediately prior to the Effective Time; and

(e)

At the Effective Time, each share of common stock, par value $0.01 per share, of Merger Sub that is issued and outstanding immediately prior to the Effective Time will convert automatically into one (1) share of common stock, par value $0.01 per share, of the Surviving Company;

(f)

Each SPAC Common Share held in SPAC’s treasury or owned by the Company or any other wholly-owned subsidiary of the Company or SPAC immediately prior to the Effective Time (each, an “Excluded Share”), will be cancelled and will cease to exist, and no consideration will be paid or payable to any Person with respect thereto.

Registration Statement / Proxy Statement

As promptly as reasonably practicable following the date of the Transaction Agreement, SPAC and the Company will prepare and mutually agree upon and, as promptly as reasonably practicable following the delivery of the PCAOB Financials, NewCo will file with the SEC, the Registration Statement / Proxy Statement and will include a prospectus of NewCo in connection with registration under the Securities Act of the NewCo Common Shares pursuant to the Transaction Agreement and the Plan of Arrangement, and the proxy statement of SPAC which will be used in connection with the SPAC Stockholders Meeting for the (i) the adoption and approval of the Transaction Agreement and the Transactions; (ii) the adoption and approval of each other proposal that the staff of the SEC indicates is necessary in its comments to the Registration Statement / Proxy Statement or in correspondence related thereto; (iii) the adoption and approval of each other proposal reasonably agreed to by SPAC and the Company as necessary or appropriate in connection with the consummation of the Transactions; (iv) if necessary, an amendment to SPAC’s Governing Documents ensuring the SPAC Class B Common Shares receive the appropriate consideration in the Merger; and (v) the adoption and approval of a proposal for the adjournment of the SPAC Stockholders Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing (collectively, the “Transaction Proposals”) in accordance with and as required by SPAC’s Governing Documents, applicable Law, and any applicable rules and regulations of the SEC and NYSE.

Stock Exchange Listing

SPAC will use its reasonable best efforts to (i) cause the NewCo Common Shares issuable in accordance with the Transaction Agreement (including the NewCo Common Shares issuable pursuant to the exchange or exercise of the Exchangeable Shares) to be approved for listing on NYSE, subject to official notice of issuance thereof, and (ii) to satisfy any applicable initial and continuing listing requirements of NYSE, in each case as promptly as reasonably practicable after the date of the Transaction Agreement, and in any event prior to the Effective Time.

Representations, Warranties and Covenants of the Company and SPAC Parties

The Transaction Agreement contains customary representations, warranties and covenants of the Company and the SPAC Parties. The Company and SPAC have also agreed to customary “no shop” and interim operating covenants and obligations. Subject to limited exceptions, the representations and warranties of the Parties and the covenants made under the Transaction Agreement will not survive the Closing.

Conditions to Closing

Mutual

The obligations of the parties to consummate the Transactions are subject to the satisfaction or, if permitted by applicable Law, waiver by the Company and SPAC of the following conditions:

(a)

the Company Arrangement Resolution shall have been approved by at least two-thirds of the votes cast by Company Shareholders and holders of Company Options, voting together as a single class, in person or by proxy (the “Company Required Approval”) at the Company Shareholders Meeting in accordance with the Interim Order;

(b)

the Interim Order and the Final Order shall have been obtained on terms consistent with the Transaction Agreement and shall not have been set aside or modified in a manner unacceptable to either SPAC or the Company, each acting reasonably, on appeal or otherwise;

(c)	the Investment Canada Act approval shall have been obtained;

(d)	no Order or Law issued by any court of competent jurisdiction or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the Transactions shall be in effect;

(e)

the Registration Statement / Proxy Statement shall have become effective in accordance with the provisions of the Securities Act, no stop order shall have been issued by the SEC and shall remain in effect with respect to the Registration Statement / Proxy Statement, and no proceeding seeking such a stop order shall have been threated or initiated by the SEC and remain pending;

(f)

SPAC shall have obtained the approval of each Transaction Proposal by the affirmative vote of the holders of the requisite number of SPAC Common Shares entitled to vote thereon, whether in person or by proxy at the SPAC Stockholders Meeting in accordance with the Governing Documents of SPAC and applicable Law (the “SPAC Stockholder Approval”); and

(g)

after giving effect to the Transactions (including the PIPE Financing), SPAC shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) immediately after the Effective Time.

SPAC Parties

The obligations of the SPAC Parties to consummate the Transactions are subject to the satisfaction or, if permitted by applicable Law, waiver by SPAC (on behalf of itself and the other SPAC Parties) of the following further conditions:

(a)	the representations and warranties of the Company shall be true and correct, subject to materiality and material adverse effect standards contained in the Transaction Agreement (“Company Bringdown”);

(b)

the Company shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by the Company under the Transaction Agreement at or prior to the Closing (“Company Material Performance”);

(c)	since the date of the Transaction Agreement, no Company Material Adverse Effect shall have occurred that is continuing; and

(d)

at or prior to the Closing, the Company shall have delivered, or shall have caused to be delivered, to SPAC a certificate duly executed by an authorized officer of the Company, dated as of the Closing Date, to the effect that the conditions specified in Sections (a), (b) and (c) above have been satisfied, in a form and substance reasonably satisfactory to SPAC.

The Company

The obligations of the Company to consummate Transactions are subject to the satisfaction or, if permitted by applicable Law, waiver by the Company of the following further conditions:

(a)

the representations and warranties of the SPAC Parties shall be true and correct, subject to materiality and material adverse effect standards contained in the Transaction Agreement (“SPAC Bringdown”);

(b)

the SPAC Parties shall have performed and complied in all material respects with the covenants and agreements required to be performed or complied with by them under the Transaction Agreement at or prior to the Closing (“SPAC Material Performance”);

(c)	the Aggregate Transaction Proceeds shall be equal to or greater than $115,000,000;

(d)

in the event Aggregate Transaction Proceeds would be equal to or less than $130,000,000 as of the redemption deadline for the SPAC Stockholder Redemption based on elections by holders of SPAC Class A Shares to redeem as of such date, and a good faith estimate of Unpaid SPAC Expenses and other amounts through Closing, the Sponsor shall have complied with, and consummated the transfers contemplated by the Sponsor Support Agreement;

(e)	the NewCo Common Shares to be issued pursuant to the Transactions shall have been approved for listing on NYSE;

(f)	since the date of the Transaction Agreement, no SPAC Material Adverse Effect shall have occurred that is continuing;

(g)	SPAC shall have taken all actions necessary or appropriate such that the Class B Adjustment and the Sponsor Share Adjustment shall take effect at or prior to the Closing; and

(h)

at or prior to the Closing, SPAC shall have delivered, or caused to be delivered, to the Company a certificate duly executed by an authorized officer of SPAC, dated as of the Closing Date, to the effect that the conditions specified in the sections (a), (b) and (f) above have been satisfied, in a form and substance reasonably satisfactory to the Company.

Termination

The Transaction Agreement may be terminated and the Transactions may be abandoned at any time prior to the Closing:

(a)	by mutual written consent of SPAC and the Company;

(b)

by SPAC, if any of the representations or warranties set forth in ARTICLE V of the Transaction Agreement shall have become untrue and incorrect or if the Company shall have failed to perform any covenant or agreement on the part of the Company set forth in the Transaction Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either the Company Bringdown or Company Material Performance cannot be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, shall not have been cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to the Company by SPAC, and (ii) the Termination Date, provided, none of the SPAC Parties is then in breach of the Transaction Agreement so as to prevent the SPAC Bringdown or SPAC Material Performance from being satisfied;

(c)

by the Company, if any of the representations or warranties set forth in ARTICLE VI of the Transaction Agreement shall have become untrue and incorrect or if any SPAC Party shall have failed to perform any covenant or agreement on the part of such applicable SPAC Party set forth in the Transaction Agreement (including an obligation to consummate the Closing) such that the condition to Closing set forth in either the SPAC Bringdown or SPAC Material Performance cannot not be satisfied and the breach or breaches causing such representations or warranties not to be true and correct, or the failures to perform any covenant or agreement, as applicable, shall not have been cured or cannot be cured within the earlier of (i) thirty (30) days after written notice thereof is delivered to SPAC by the Company and (ii) the Termination Date, provided, the Company is not then in breach of the Transaction Agreement so as to prevent the Company Bringdown or Company Material Performance from being satisfied;

(d)

by either SPAC or the Company, if the Transactions shall not have been consummated on or prior to August 7 (the “Termination Date”); provided, that (i) the right to terminate the Transaction Agreement pursuant to this Section shall not be available to SPAC if any SPAC Party’s breach of any of its covenants or obligations under the Transaction Agreement shall have proximately caused the failure to consummate the Transactions on or before the Termination Date, and (ii) the right to terminate the Transaction Agreement pursuant to this Section shall not be available to the Company if the Company’s breach of its covenants or obligations under the Transaction Agreement shall have proximately caused the failure to consummate the Transactions on or before the Termination Date;

(e)

by either SPAC or the Company, if any Governmental Entity shall have issued an Order or taken any other action permanently enjoining, restraining or otherwise prohibiting the Transactions and such Order or other action shall have become final and nonappealable;

(f)

by either SPAC or the Company if the SPAC Stockholders Meeting shall have been held (including any adjournment thereof), shall have concluded, SPAC’s shareholders shall have duly voted and the SPAC Stockholder Approval shall not have been obtained;

(g)	by either SPAC or the Company, if the Company Required Approval shall not have been obtained at the Company Shareholders Meeting in accordance with the Interim Order;

(h)	by the Company, if the Aggregate Transaction Proceeds shall be less than $115,000,000 as of the date that is twenty (20) days following the SPAC Stockholders Meeting or at any time thereafter; or

(i)	by SPAC, if the PCAOB Financials shall not have been delivered to SPAC on or before April 30, 2022.

Effect of Termination

If the Transaction Agreement is terminated, the entire Transaction Agreement shall forthwith become void and there shall be no liability or obligation on the part of the parties and their respective non-party affiliates except as set forth in the Transaction Agreement or in the case of termination subsequent to a willful material breach of the Transaction Agreement by a party thereto or in the event of Fraud.

Key Defined Terms in the Transaction Agreement

“Adjusted Equity Value” means the sum of (a) the Equity Value, plus (b) the Aggregate Company Option Exercise Price, plus (c) the Aggregate Company Warrant Exercise Price, less (d) Company Expenses in excess of $25,000,000, less (e) $38,033,370, less (f)(x) $10.00 multiplied by (y)(i) the number of NewCo Common Shares issued in the Initial PIPE Financing less (ii)(A) the number of Newco Common Shares issued in the Initial PIPE Financing divided by (B) the Exchange Ratio.

“Aggregate Closing PIPE Proceeds” means the aggregate cash proceeds actually received (or deemed received) by NewCo in respect of the Initial PIPE Financing and any subsequent additional PIPE financing (the “Additional PIPE Financing,” and together with the Initial PIPE Financing, the “(PIPE Financing”) (whether prior to or on the Closing Date).

“Aggregate Company Option Exercise Price” means the aggregate exercise price that would be payable to the Company in respect of all Company Options (whether vested or unvested) if all Company Options were exercised in full immediately prior to the Effective Time (without giving effect to any “net” exercise or similar concept).

“Aggregate Company Warrant Exercise Price” means the aggregate exercise price that would be payable to the Company in respect of all Company Warrants (whether vested or unvested) if all Company Warrants were exercised in full immediately prior to the Effective Time (without giving effect to any “net” exercise or similar concept).

“Aggregate Transaction Proceeds” means an amount equal to (a) the sum of (i) the aggregate cash proceeds available for release at Closing to any SPAC Party (or any designees thereof acceptable to the Company) from the Trust Account in connection with the Transactions (after, for the avoidance of doubt, giving effect to the SPAC Stockholder Redemption and any restrictions placed on the use of such cash proceeds in connection with any backstop or other similar arrangements), (ii) other unrestricted cash on the balance sheet of any SPAC Party at Closing and (iii) the Aggregate Closing PIPE Proceeds, minus (b) the Deducted SPAC Expenses and Liabilities.

“Consideration” means the aggregate number of Consideration Shares equal to (a) the Adjusted Equity Value divided by (b) $10.00.

“Consideration Shares” means NewCo Common Shares and Exchangeable Shares.

“Deducted SPAC Expenses and Liabilities” means an amount equal the sum of (a) the Unpaid SPAC Expenses (provided that to the extent such amount exceeds the Permitted SPAC Expenses and such excess has been reimbursed by Sponsor or Sponsor has forfeited Sponsor SPAC Shares (as defined in the Sponsor Support Agreement), in each case, pursuant to Section 1.1(c)(iii) of the Sponsor Support Agreement, such excess will not be included in this clause) and (b) the Unpaid SPAC Liabilities.

“Equity Value” means $1,200,000,000.

“Permitted SPAC Expenses” means the sum of (a) $35,000,000 plus (b) an amount up to $100,000 to the extent paid by SPAC to the PIPE Financing placement agents in connection with the Initial PIPE Financing plus (c) an amount equal to any fees payable by SPAC to the PIPE Financing placement agents in connection with the Additional PIPE Financing, if applicable.

“Post-Redemption SPAC Share Number” means the aggregate number of SPAC Class A Common Shares outstanding (other than any Excluded Shares) after giving effect to the SPAC Stockholder Redemption.

ANCILLARY DOCUMENTS

Plan of Arrangement

Immediately following the consummation of the Merger (the “Arrangement Effective Time”), the parties will proceed to effect the Arrangement on the terms and subject to the conditions set forth in the Plan of Arrangement and the Transaction Agreement or made at the direction of the Court in accordance with the Final Order with the prior written consent of SPAC and the Company, each such consent not to be unreasonably withheld, conditioned or delayed. The following description of the Plan of Arrangement does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Arrangement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Actions to Be Undertaken Pursuant to the Plan of Arrangement

The following transactions will occur and will be deemed to occur in the order in which they appear without any further act or formality, effective as at five (5) minute intervals (in each case, unless otherwise specified) starting at the Arrangement Effective Time:

(a)

Cancellation of Other Securities. All securities of the Company, other than the Company Shares, the Company Options and the Company Warrants, will be deemed to have been surrendered to the Company and terminated and cancelled by the Company on a basis that does not entitle the holders thereof to any consideration and, thereafter, neither the holders of any such security nor the Company will have any rights, liabilities or other obligations in respect thereof.

(b)

Amendment of Company Equity Plan. The equity plan of the Company will be amended to clarify that the term “merger” as it is used in the equity plan of the Company means “the acquisition or establishment, direct or indirect, by one or more persons, whether by purchase or lease of shares or assets, by amalgamation, arrangement or by combination or otherwise, of control over or significant interest in the whole or a part of a business of a competitor, supplier, customer or other person.” This amendment allows existing options to be exercisable for shares of NewCo.

(c)

Dissenting Shareholders. The outstanding Company Shares held by Shareholders who have exercised their dissent rights pursuant to the Plan of Arrangement (“Dissenting Shareholders”) will be deemed to be transferred by the holders thereof to CallCo without any further authorization, act or formality by such holders, in consideration for the right to receive an amount determined and payable in accordance with the Plan of Arrangement, and

(i)

such Dissenting Shareholders will cease to be the holders of such Company Shares and to have any rights as holders of such Company Shares other than the right to be paid fair value by CallCo for such Company Shares;

(ii)	the names of such Dissenting Shareholders will be removed from the central securities registers of Company Shares; and

(iii)

CallCo will be deemed to be the legal and beneficial owner of such Company Shares so transferred, free and clear of all Liens and will be recorded as the registered Holder thereof on the register of holders of Company Shares, as applicable.

(d)

Non-Electing Company Shares. Subject to the terms and conditions of the Plan of Arrangement (including proration to limit the maximum number of Exchangeable Shares), each outstanding Company Share, other than Company Shares held by (i) Dissenting Shareholders, and (ii) holders who elected to receive Exchangeable Shares (collectively, the “Non-Electing Company Shares”) will be transferred to CallCo without any further authorization, act or formality, in exchange for per share consideration in the form of NewCo Common Shares, and

(i)

the Holders of such Non-Electing Company Shares will cease to have any rights related to such Non-Electing Company Shares other than the right to receive NewCo Common Shares in accordance with the Plan of Arrangement;

(ii)	the names of such Holders will be removed from the central securities registers for the Non-Electing Company Shares; and

(iii)

CallCo will be deemed to be the legal and beneficial owner of such Non-Electing Company Shares so transferred, free and clear of all Liens, and will be recorded as the registered Holder thereof on the central securities registers for the Non-Electing Company Shares.

(e)

CallCo’s Company Shares. Each outstanding Company Share held by CallCo pursuant to the Plan of Arrangement, and any other Company Share held by CallCo for any other reason, will be transferred by CallCo to ExchangeCo without any further authorization, act or formality by CallCo, in exchange for the issuance of ExchangeCo Common Shares to CallCo, and

(i)

CallCo will cease to be the holder of such Company Shares and to have any rights related to such Company Shares other than the right to receive ExchangeCo Common Shares in accordance with the Plan of Arrangement;

(ii)	CallCo’s name will be removed from the central securities registers for the Company Shares; and

(iii)

ExchangeCo will be deemed to be the legal and beneficial owner of such Company Shares so transferred, free and clear of all Liens, and will be recorded as the registered Holder thereof on the central securities registers for the Company Shares.

(f)

Electing Company Shares. Subject to the terms and conditions of the Plan of Arrangement (including proration to limit the maximum number of Exchangeable Shares), each outstanding Company Share held by Holders who have submitted a letter of transmittal and election form in accordance with the Plan of Arrangement with respect to such Company Shares (collectively, the “Electing Company Shares”) will be transferred to ExchangeCo without any further authorization, act or formality, in exchange for per share consideration in the form of Exchangeable Shares, and

(i)

the Holders of such Electing Company Shares will cease have any rights related to such Electing Company Shares other than the right to receive per share consideration in the form of Exchangeable Shares in accordance with the Plan of Arrangement;

(ii)	the names of such Holders will be removed from the central securities registers for the Company Shares; and

(iii)

ExchangeCo will be deemed to be the legal and beneficial owner of such Electing Company Shares so transferred, free and clear of all Liens, and will be recorded as the registered Holder thereof on the central securities registers for the Company Shares.

(g)

Documents in Support of Exchangeable Share Structure. Contemporaneously with the step contemplated in (f) above, (i) NewCo, ExchangeCo and CallCo will execute an exchangeable share support agreement; (ii) NewCo, ExchangeCo, CallCo and the Trustee will execute a voting and exchange trust agreement; and (iii) NewCo, all holders of SPAC Class B Shares and all Company Shareholders will be deemed to be parties to the Registration Rights and Lock-Up Agreement as if they had executed such agreement.

(h)

Termination of the Shareholders Agreements. The Shareholders Agreements will be deemed to be terminated without any further act or formality on the part of the Company Shareholders and each Company Shareholder will be deemed to have irrevocably and unconditionally released and discharged the Company and its Subsidiaries from any and all claims which such Company Shareholder has now, or may have in the future, against the Company or any of its Subsidiaries, relating to or arising out of the Shareholders Agreements existing up to and including the Arrangement Effective Time, other than any rights under the Transaction Agreement or the Plan or Arrangement.

Transaction Support Agreement

Concurrently with the execution of the Transaction Agreement, SPAC and the Company entered into a Transaction Support Agreement with each of the Supporting Company Shareholders, pursuant to which, among other things, such Supporting Company Shareholders have agreed to (a) vote their Company Shares in support and favor of the Company Arrangement Resolution and (b) vote in favor and support all other matters or resolutions that could reasonably be expected to facilitate the Transactions. In addition, the Supporting Company Shareholders have agreed to terminate the Shareholders Agreement, dated as of April 14, 2020, the Investor Rights Agreement, dated as of April 14, 2020 (as amended) and any rights under any letter agreement providing for redemption rights, put rights, purchase rights or other similar rights not generally available to the Company Shareholders. The foregoing description of the Transaction Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Transaction Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

Concurrently with the execution of the Transaction Agreement, Sponsor, SPAC, NewCo and the Company entered into the Sponsor Support Agreement, pursuant to which, among other things:

(a)

Sponsor has agreed to vote in favor and support of the Transaction Agreement and the Transactions including (i) the approval, consent, ratification and adoption of the Transaction Proposals and the Transactions and (ii) all other matters or resolutions that could be expected to facilitate the Transactions;

(b)

Sponsor has agreed that, following the Closing, 1,813,125 NewCo Common Shares beneficially owned by Sponsor will be subject to an “earn out” pursuant to which such shares shall be forfeited by Sponsor on the fifth anniversary of the Closing unless, prior thereto, the closing price of the NewCo Common Shares equals or exceeds an amount equal to (x)(1) $10.00 divided by (2) the Exchange Ratio multiplied by (y) 1.2 for any twenty (20) trading days within any consecutive thirty (30) trading day period;

(c)

Sponsor has agreed that, immediately prior to the Closing, Sponsor will irrevocably forfeit and surrender 1,196,663 SPAC Class B Shares to SPAC for no consideration as a contribution to the capital of SPAC;

(d)

Sponsor has agreed that, in the event Aggregate Transaction Proceeds shall be equal to or less than $130,000,000 as of the redemption deadline for the SPAC Stockholder Redemption based on elections by holders of SPAC Class A Shares to redeem as of such date and a good faith estimate of Unpaid SPAC Expenses and other amounts through Closing, the Company shall be entitled to cause Sponsor to transfer 906,563 SPAC Class B Shares to SPAC or other SPAC Stockholders, as directed by the Company;

(e)

If, immediately prior to the Closing, SPAC Expenses shall exceed Permitted SPAC Expenses, Sponsor will, at its election, either (i) reimburse SPAC an amount equal to such excess or (ii) irrevocably forfeit and surrender a number of Sponsor SPAC Shares, equal to (x) the amount of such excess divided by (y) (1) $10.00 divided by (2) the Exchange Ratio, to SPAC for no consideration as a contribution to the capital of SPAC; and

(f)

Sponsor will cause there to be no conversions of SPAC Class B Shares such that there are an aggregate of 7,500,000 SPAC Class B Shares outstanding as of the Closing and, to the extent any such conversions nevertheless occur, Sponsor will transfer and/or forfeit SPAC Class B Shares in a manner that results in the other SPAC Stockholders and the Company Shareholders being in the same position economically and otherwise as they would have been in, immediately following the Closing, had such conversions not occurred.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Registration Rights and Lock-Up Agreement

At the Closing, NewCo, Sponsor, the other holders of SPAC Class B Shares and each Company Shareholder (such stockholders, the “Registration Rights Holders”) will, pursuant to the Plan of Arrangement, become parties to the Registration Rights and Lock-Up Agreement, pursuant to which, among other things, NewCo will be obligated to file a registration statement to register the resale of certain Equity Securities of NewCo held by the Registration Rights Holders. The Registration Rights and Lock-Up Agreement will also provide the Registration Rights Holders with demand registration rights and “piggy-back” registration rights, in each case, subject to certain requirements and customary conditions. Subject to certain exceptions, the Registration Rights and Lock-Up Agreement further provides for the securities of NewCo held by the Registration Rights Holders to be locked-up for a period of time in accordance with the terms set forth therein. The foregoing description of the Registration Rights and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Registration Rights and Lock-Up Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

(a)

D-Wave Lock-up Period. The D-Wave Lock-Up Period refers to the period ending on the earlier of (A) six (6) months following the Closing and (B) the date on which (x) the last reported sale price of the NewCo Common Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) consecutive trading day period commencing after the ninetieth (90th) day following the Closing or (y) the completion by the Company of a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their NewCo Common Shares for cash, securities or other property.

(b)

Founder Lock-up Period. The Founder Lock-Up Period refers to (i) with respect to the Founder Shares, the period ending on the earlier of (A) one (1) year following the Closing and (B) the date on which (x) the last reported sale price of the NewCo Common Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty (30) consecutive trading day period commencing after the one hundred and fiftieth (150th) day following the Closing, or (y) the completion by the Company of a liquidation, merger, stock exchange, reorganization or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their NewCo Common Shares for cash, securities or other property, and (ii) with respect to the Private Placement Warrants, thirty (30) days after the Closing.

PIPE Subscription Agreement

Concurrently with the execution of the Transaction Agreement, certain investors (the “PIPE Subscription Investors”) entered into a subscription agreement pursuant to which, among other things, each PIPE Subscription Investor will agree to subscribe for and purchase on the Closing Date, and NewCo will agree to issue and sell to each such PIPE Subscription Investor on the Closing Date, the number of NewCo Common Shares equal to the purchase price set forth therein, divided by $10.00 and multiplied the Exchange Ratio, in each case, on the terms and subject to the conditions set forth therein.

The foregoing description of the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of PIPE Subscription Agreement, a copy of which is included as Exhibit 10.5 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. In connection with the Closing, NewCo will issue an aggregate number of NewCo Common Shares equivalent to $40,000,000, divided by $10.00 and multiplied by the Exchange Ratio to the PIPE Subscription Investors. The NewCo Common Shares to be issued in connection with the PIPE Financing will not be registered under the Securities Act, and will be issued in reliance on the exemption from the registration requirements thereof provided by Section 4(a)(2) of the Securities Act as a transaction by an issuer not involving a public offering. The shares to be issued in the Plan of Arrangement will not be registered under the Securities Act, and will be issued by ExchangeCo, in reliance on the exemption from the registration requirements thereof provided by Section 3(a)(10) thereunder.

Additional Information and Where to Find It

A full description of the terms of the Proposed Transaction will be provided in a registration statement on Form S-4 to be filed with the Securities and Exchange Commission (“SEC”) by NewCo that will include a prospectus with respect to the combined company’s securities, to be issued in connection with the Proposed Transaction and a proxy statement with respect to the stockholder meeting of SPAC to vote on the Proposed Transaction. NewCo and SPAC urge investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about NewCo, SPAC, the Company and the Proposed Transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of SPAC as of a record date to be established for voting on the Proposed Transaction. Once available, stockholders will also be able to obtain a copy of the registration statement on Form S-4 including the proxy statement/prospectus, and other documents filed with the SEC without charge by directing a request to: D-Wave Quantum Inc., 3033 Beta Avenue, Burnaby, BC V5G 4M9 Canada, or via email at shareholdercomm@dwavesys.com and DPCM Capital, 382 NE 191 Street, #24148, Miami, Florida 33179, or via email at mkilkenny@hstrategies.com. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer or invitation for the sale or purchase of securities, assets or the business described herein or a commitment to NewCo, SPAC or the Company, nor is it a solicitation of any vote, consent or approval in any jurisdiction pursuant to or in connection with the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in Solicitation

NewCo, SPAC and the Company, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of SPAC’s stockholders in respect of the Proposed Transaction. Information about the directors and executive officers of SPAC is set forth in SPAC’s filings with the SEC. Information about the directors and executive officers of NewCo and more detailed information regarding the identity of all potential participants, and their direct and indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement/prospectus for the Proposed Transaction when available. Additional information regarding the identity of all potential participants in the solicitation of proxies to SPAC’s stockholders in connection with the Proposed Transaction and other matters to be voted upon at the special meeting, and their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus, when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on beliefs and assumptions, and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements regarding completion of the Proposed Transaction.

We cannot assure you that the forward-looking statements in this Current Report on Form 8-K will prove to be accurate. These forward- looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in SPAC’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021, and in the proxy statement/prospectus to be filed by NewCo in connection with the Proposed Transaction, and other filings with the SEC, as well as the ability to complete the Proposed Transaction due to the failure to obtain required regulatory and stockholder approvals; the failure to satisfy other closing conditions in the Transaction Agreement or otherwise; the occurrence of any event that could give rise to the termination of the Transaction Agreement; the outcome of any legal proceedings that may be instituted against NewCo, SPAC or the Company related to the Transaction Agreement or the Proposed Transaction; the failure to realize the anticipated benefits of the Proposed Transaction; the amount of redemption requests made by SPAC’s public stockholders; and the risk that NewCo’s securities will not be approved for listing on the NYSE or if approved, maintain the listing.

Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by any person that NewCo, SPAC or the Company will achieve their respective objectives and plans in any specified time frame, or at all. The forward-looking statements in this Current Report on Form 8-K represent our views as of the date of this Current Report on Form 8-K. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Transaction Agreement, dated February 7, 2021, by and among the Registrant, D-Wave Quantum Inc., DWSI Holdings Inc., DWSI Canada Holdings ULC, D-Wave Quantum Technologies Inc. and D-Wave Systems Inc.

10.1	Plan of Arrangement

10.2	Form of Transaction Support Agreement

10.3	Sponsor Support Agreement, dated February 7, 2021, by and among the Registrant, CDPM Sponsor Group, LLC, the Registrant, D-Wave Quantum Inc. and D-Wave Systems Inc.

10.4	Form of Registration Rights and Lock-Up Agreement

10.5	Form of PIPE Subscription Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPCM CAPITAL, INC.

Date: February 11, 2022	By:	/s/ Emil Michael
	Name:	Emil Michael
	Title:	Chief Executive Officer